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                                                                  CONFORMED COPY

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         September 30, 2005
                                                      -------------------------


                              CAMBREX CORPORATION
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             (Exact name of Registrant as specified in its charter)


            DELAWARE                1-10638                     22-2476135
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
 of incorporation)                                          Identification No.)



          ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY     07073
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:         (201) 804-3000
                                                       ------------------------




Check the appropriate box if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                              CAMBREX CORPORATION
                                    Form 8-K
                                 Current Report
                               September 30, 2005

Section 5 - Corporate Governance and Management
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

       (1)    5.02(b)

               Cambrex Corporation is reporting under Item 5.02(b) that on September 26, 2005, N. David Eansor, President, Cambrex Bioproducts, resigned to pursue other interests. On September 30, 2005, Cambrex Corporation issued a press release announcing Mr. Eansor's resignation.

       (2)     5.02(c)

               Cambrex Corporation is reporting under Item 5.02(c) that effective September 30, 2005, Cambrex appointed Shawn P. Cavanaugh, Senior Vice President and General Manager, Cambrex Bioproducts to replace
       N. David Eansor. On September 30, 2005, Cambrex Corporation issued a press release announcing the appointment of Mr. Cavanaugh.

               Mr. Cavanagh joined Cambrex in October 1999 with the acquisition of FMC BioProducts. Thereafter, Mr. Cavanaugh held various positions with Cambrex subsidiaries. In 2000, he was promoted to the position of Global Director, Endotoxin Detection and in 2004 to the position of Vice President, Cambrex Bioproducts. Prior to joining Cambrex, Mr. Cavanagh held various Management and Engineering positions with FMC BioProducts and Eveready Battery Company from 1988 to 1999.







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Item 9.01 - Financial Statements and Exhibits

         (c)    Exhibits

                (99.1) Press release issued by Cambrex Corporation dated September 30, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                       CAMBREX CORPORATION


Date:  September 30, 2005              By: /s/ Peter E. Thauer
       --------------------               --------------------------
                                       Name:   Peter E. Thauer
                                       Title:  Senior Vice President, General
                                               Counsel and Corporate Secretary

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Exhibit 99.1    Cambrex Corporation Press release dated September 30, 2005.